Uncommon Investment Funds Trust

SUMMARY PROSPECTUS

Fund	Ticker/Symbol	Principal Listing Exchange
Uncommon Portfolio Design Core Equity ETF	UGCE	NYSE Arca

APRIL 30, 2022

Uncommon Investment Advisors LLC (“UIA” or the “Advisor”)

Northern Lights Distributors, LLC (“Distributor”)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.uncommonETFs.com/ugce. You can also get this information at no cost by calling 1-888-291-2011 or by sending an email request to investments@uncommon.today. The current Prospectus and SAI, dated April 30, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective

The objective of the Uncommon Portfolio Design Core Equity ETF (the “Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (Fees paid directly from your investment)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.65%
Other expenses	0.00%
Total annual fund operating expenses	0.65%

Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time period indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 years	10 years
Costs	$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s investment return. During the period from April 15, 2021 (commencement of operations) to December 31, 2021, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective of providing capital appreciation by investing primarily in equity securities.

The investments of the Fund are comprised of two different strategies managed by the sub-investment advisor, Portfolio Design Advisors, Inc. (“PDA”): a predominantly value strategy and a predominantly growth strategy. The Fund’s investments will be weighted by PDA between 40-60% to each strategy.

The value strategy seeks long-term capital appreciation by investing in companies whose stock prices PDA believes are trading at prices that do not reflect their fundamental value based on PDA’s research. PDA uses a quantitative process to identify for purchase the securities of quality companies with a strong record of paying dividends and/or the ability to increase their dividend levels and are lower priced than the broader market and/or similar companies in their respective industry. Each company is assigned a target price and will generally be sold once the target price is achieved or should the fundamental analysis fail.

The growth strategy seeks long-term capital appreciation through equity investments that PDA believes will provide higher returns than the S&P 500 Index®. This approach invests mainly in stocks considered by PDA to have above-average growth potential and reasonable stock prices in comparison with expected earnings. Additionally, PDA generally looks for companies that it believes are leaders in their respective industries with sustainable competitive advantages. Each company is assigned a target price and will generally be sold once the target price is achieved or should the fundamental analysis fail.

PDA believes the combination of the growth and value strategies creates a core equity holding which reduces volatility as compared to employing either a growth or value strategy.

The equity securities in which the Fund may invest include common stocks of U.S. companies listed or traded on U.S. markets (including over-the-counter (“OTC”) networks). The Fund will invest in large and medium capitalization companies, which may be growth or value companies.

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Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term securities and short-term U.S. Government securities.

The Fund seeks to outperform the S&P 500 Index®.

Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Principal Investment Risks

Below are the principal risks of investing in the Fund, any of which may negatively affect the Fund’s net asset value (“NAV”). All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to issuer-specific activities as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions along with other factors.

ETF Risks. The Fund is an exchange traded fund (“ETF”), and, as a result of this structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund and the Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace for Shares. If either: (i) a significant number of APs exit the business or otherwise become unwilling or unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions, Shares may trade at a material discount to NAV and possibly face delisting.

Cash Creation Unit Transactions. Creation and redemption transactions primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs such as brokerage costs or realization of taxable gains or losses that the Fund might not have incurred if the transaction were made through in-kind delivery of portfolio securities. If the Fund were to incur these costs, the Fund’s net asset value would decrease to the extent that the costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions charged by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares are bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the intra-day NAV (premium) or less than the intra-day NAV (discount) due to supply and demand for Shares. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed for trading on the NYSE Arca (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

An exchange or market may close early, close late or issue trading halts on specific securities, and trading in certain securities may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the Share price, and/or result in the Fund being unable to trade certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in Shares halts, investors may be temporarily unable to trade Shares. Shares, like shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases.

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Stock Market Volatility Risk. Stock markets are volatile, move in cycles and can decline significantly in response to adverse issuer, political, regulatory, market, economic developments, recessions, natural and environmental disasters, the spread of infectious illness or other public health issues, or other factors. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

U.S. Investing Risk. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the Fund’s investments.

Global Events Risk. Local, regional, or global events such as war, acts of terrorism, natural or environmental disasters (such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena), the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.

The recent outbreak of an infectious respiratory illness, COVID-19, has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, defaults, bankruptcies, and other significant economic impacts. Certain markets experienced temporary closures, reduced liquidity and increased trading costs.

These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause greater tracking error and increased premiums or discounts to the Fund’s net asset value. Other infectious illness outbreaks in the future may result in similar impacts.

Risks of the Ukraine War. In late February 2022, Russia launched a large-scale invasion of Ukraine. In response, the United States and other countries and certain international organizations imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities, and corporations. Sanctions could also result in Russia taking counter measures or retaliatory actions which may cause disruption in the U.S. and global markets which may result in, among other things, disruptions in the functioning and operations of industries or companies around the world, including in the United States and Europe. The potential for an escalation beyond Ukraine, and the length of the military action, resulting sanctions and future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including on the global economy.

The sanctions have had a negative impact on the banking, commodities, energy, and other sectors, as well as the price and availability of certain commodities While the Fund does not invest in or hold any Russian or European securities, some of the companies in which the Fund invests may have operations or exposure to Russia and Europe, particularly in the banking, commodities and energy sectors, that may, in some cases, be significant. Consequently, the Fund is exposed to the risk of loss.

Sector Risk. To the extent that the Fund focuses its investments in the securities issued by companies in a particular market sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Management and Strategy Risk. The Fund has limited operating history. In addition, UIA and PDA have not previously managed any ETFs prior to the commencement of the Uncommon Investment Funds Trust. All of the forgoing may increase the risks of investing in the Fund. As a result, prospective investors have limited track record or history on which to base their investment decision.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, including Shareholder or proprietary information, or cause the Fund, UIA, PDA and/or service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a Fund Shareholder’s ability to trade Shares may be affected. Companies in which the Fund invests could be the victims of a cyber-attack which could cause serious business disruption and/or reputational damage, causing the value of its securities to decline resulting in a decline in the Fund’s NAV.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund, UIA, and PDA seek to reduce these operational risks through controls and procedures. However, these measures do not, and cannot, address every possible risk and may be inadequate to address significant operational risks.

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Large Shareholder Redemption Risk. Certain large Shareholders, including APs, investment advisors and brokerage firms, seed investors or lead market makers, may from time to time own (beneficially or of record) or control a significant percentage of Shares. Redemptions by these account holders of their Shares may impact the Fund’s liquidity and NAV. Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s brokerage costs and impact Shareholder taxes.

Market Capitalization Risks. Large capitalization companies tend to be more mature and less volatile than smaller capitalization companies but may have fewer opportunities for growth and be unable to attain the high growth rates of successful, smaller companies. Mid-capitalization companies generally tend to be more volatile, less liquid and more likely to be adversely affected by poor economic or market conditions than securities of larger companies. Mid-capitalization companies may have limited product lines, markets, or financial resources, and be dependent upon a limited management group.

Government Debt Risk. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Further, U.S. Congressional stimulus actions taken in response to the COVID-19 pandemic have accelerated the growth in the U.S. public debt. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the United States to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of the U.S. Dollar and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. These factors may have a severe impact on the value of Shares.

Over-the-Counter Market Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Valuation Risk. The price the Fund could receive upon the sale of a security may differ from the value used by the Fund in calculating its NAV, particularly for securities that trade in low volumes or during volatile markets or that are valued using a fair value methodology as a result of trade suspensions or halts, the Fund’s inability to obtain a price or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when Shareholders will not be able to purchase or sell Shares, e.g., regular and unscheduled market closes.

Performance

Because the Fund does not have returns for a full calendar year, no investment return information is presented for the Fund at this time. In the future, investment return information will be presented in this section of the prospectus. The information will give some indication of the risks of investing in the Fund by comparing the Fund’s investment returns with a broad measure of market performance. Also, Shareholder reports containing financial and investment return information will be provided to Shareholders annually and semi-annually. Updated performance information is available at no cost at www.uncommonETFs.com.

Portfolio Management

Investment Advisor

The Advisor for the Fund is Uncommon Investment Advisors LLC.

The Sub-Advisor for the Fund is Portfolio Design Advisors, Inc.

Portfolio Management

Manager Name	Primary Title	Firm	Managed the Fund Since
Wes Strode, CFA	Senior Portfolio Manager	PDA	April 2021
Paul Knipping, CFA	Portfolio Manager	PDA	April 2021

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Buying and Selling Fund Shares

Shares are listed on the Exchange and trade throughout the day on the Exchange and in other secondary markets. You can buy and sell Shares through a brokerage firm or other financial intermediary. The price you pay or receive for your Shares will be the prevailing market price, which may be more or less than the NAV of the Shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm or financial intermediary, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy. Shares cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers, and Authorized Participants. Authorized Participants may purchase and redeem Shares only in large blocks (Creation Units), typically in exchange for baskets of securities. When buying or selling Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.uncommonETFs.com.

Dividends, Capital Gains and Taxes

The Fund’s distributions are generally taxable as ordinary income or capital gains, except when your investment is in an individual retirement account, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you receive distributions from such accounts.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as an investment advisor, bank or trust company), PDA and its related companies may pay the broker-dealer or intermediary for the sale of Shares and related services such as for marketing activities and presentations, and educational training programs. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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